UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 13, 1996





                     U.S. RESTAURANT PROPERTIES MASTER L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                    1-9079                   41-1541631
(STATE OF OTHER       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
 JURISDICTION OF                                       IDENTIFICATION NO.)
 INCORPORATION
 OR ORGANIZATION)



                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                     U.S. RESTAURANT PROPERTIES MASTER L.P.




  Explanatory Note ..........................................................  3

  Item 7.  Proforma Financial Information ...................................  5

Explanatory Note

U.S. Restaurant Properties Master L.P., a Delaware Limited Partnership (the "Partnership) hereby amends its Form 8-K dated December 13, 1996 as filed with Securities and Exchange Commission on December 30, 1996 and previously amended on January 21, 1997 and February 11, 1997 as follows:

The Partnership hereby submits proforma financial statements required for the properties acquired in the fourth quarter of 1996 as shown in Item 7 revised so as to disclose greater detail on individual acquisition transactions.

Item 7.    Proforma Financial Information

 (a)       Proforma Financial Information

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  April 3, 1997               U.S. RESTAURANT PROPERTIES MASTER L.P.


                                         By: U.S. RESTAURANT PROPERTIES, INC.
                                                  its Managing General Partner






                                         By:             /S/
                                            ---------------------------------
                                            Robert J. Stetson
                                            President, Chief Executive Officer

                         PRO FORMA FINANCIAL INFORMATION



         The following September 30, 1996 unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties, Master L.P. (the "Partnership") consists of the Partnership's September 30, 1996 balance sheet adjusted on a pro forma basis to reflect as of September 30, 1996 (a) the purchase of 53 properties for $31,769,000 acquired between October 1, and December 31, 1996; including the purchase of 30 properties from Grandy's Inc. (the "Grandy's" transaction) and six properties from Snowstate Restaurant Corporation and Franklin Restaurant Corporation (the "Snowstate" transaction) (b) the additional borrowings required to purchase the properties acquired. The unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at September 30, 1996 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Partnership.

         The unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 1995 and the nine months ended September 30, 1996 are presented as if the following had occurred as of January 1, 1995. (a) the purchase of 200 properties for $116,533,000 including the value of 439,003 Units valued at $8,897,000 completed since December 31, 1994 (b) the issuance of 1,800,000 units in June 1996 with net proceeds of $40,203,000 (c) the additional borrowings of $67,219,000 required to purchase the properties acquired. The unaudited Pro Forma Consolidated Statements of Income are not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the transactions described above had been completed as of January 1, 1995 and 1996 respectively, nor do they purport to represent the results of operations for future periods.

                                          U.S. RESTAURANT PROPERTIES MASTER L.P.
                                           PRO FORMA CONSOLIDATED BALANCE SHEET
                                                  September 30, 1996
                                                      (Unaudited)
                                                     (In thousands)


                                                       Historical        Acquisitions(a)         Pro Forma
                                                      ---------------    ------------------     ---------------
Cash                                                  $           19                            $           19
Receivable, net                                                1,750                                     1,750
Purchase deposits                                                551                   (199)               352
Prepaid expenses                                                 799                                       799
Notes receivable                                               2,013                                     2,013
Net investment in direct financing leases                     17,631                                    17,631
Land                                                          41,435                 20,280             61,715
Buildings and leasehold improvement, net                      62,647                  6,894             69,541
Machinery and equipment, net                                   3,021                                     3,021
Intangibles, net                                              13,992                  4,596             18,588
                                                      ---------------    -------------------    ---------------
                                                      $      143,858     $           31,571     $      175,429
                                                      ===============    ===================    ===============

Accounts payable                                      $        1,622     $              387     $        1,989
Deferred gain                                                    590                                       590
Line of credit                                                36,015                 31,204             67,219
Capitalized lease obligations                                    411                                       411
General Partners' capital                                      1,197                                     1,197
Limited Partners' capital                                    104,023                                   104,023
                                                      ---------------    -------------------    ---------------
                                                      $      143,858     $           31,571     $      175,429
                                                      ===============    ===================    ===============


--------------------------------------
(a) Reflects pro forma adjustments for 1996 acquisitions completed since September 30, 1996 which consist of the purchase for cash of 53 properties as follows:

                                                                                      Purchase Price/
                                                        Number of Properties          (carrying cost)
                                                      -------------------------     --------------------
     Pizza Hut                                                   1                     $       260
     Carlos O'Kelly's                                            1                           1,265
     Schlotzsky's                                                4                           3,085
     Popeye's                                                    7                           2,634
     Grandy's                                                   30                          12,767
     Burger King                                                 2                           1,229
     Miami Subs                                                  2                           1,274
     Chili's (Snowstate)                                         6                           9,256
                                                                --                     -------------
                                                                53                     $    31,770
                                                                ==                     -------------
Total of land, buildings and leasehold
   improvements, machinery and equipment,
   and intangibles                                                                     $    31,770
Less purchase deposits paid from cash flow
   from operations                                                                            (199)
Less security deposit received                                                                (367)
                                                                                       -------------
Increase in line of credit                                                             $    31,204
                                                                                       =============

The respective purchase price for the properties has been allocated between land, building , machinery, and intangibles on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1996.



                                                      U.S. RESTAURANT PROPERTIES MASTER L.P.
                                                    PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                         For Year Ended December 31, 1995
                                                                    (Unaudited)
                                                    (In thousands, except for per unit data)


                                                                                  Acquisitions October 1, 1996 to
                                                                                         December 31, 1996
                                                                                  -------------------------------
                                                                                                                             Pro
                                       Historical  Acquisitions (a)  Adjusted   Grandy's (b)  Snowstate (c)  Other   (d)    Forma
                                       ----------  ----------------  ---------  ------------  -------------  -----------   --------
Total revenues                         $    9,780  $     11,496      $  21,276  $  1,650       $  1,018      $ 1,494       $ 25,438
Expenses:
  Rent                                      1,405           808          2,213                                                2,213
  Depreciation and amortization             1,541         3,679 (e)      5,220           (e)        335 (e)      316 (e)      5,871
  Taxes, general and administrative         1,419           819 (f)      2,238       128 (f)         93 (f)       97 (f)      2,556
  Interest expense (income), net              192         2,607 (g)      2,799       958 (g)        694 (g)      731 (g)      5,182
                                       ----------  ------------      ---------  --------      ----------     -------       --------
  Total expenses                            4,557         7,913         12,470     1,086          1,122        1,144         15,822
                                       ==========  ============      =========  ========      ==========     =======       ========
Net income                             $    5,223  $      3,583      $   8,806  $    564      $    (104)     $   350       $  9,616
                                       ==========  ============      =========  ========      ==========     =======       ========

Net income allocable to unitholders    $    5,120  $      3,512          8,632  $    553      $    (102)     $   343          9,426
Average number of units outstanding         4,638                        6,973                                                6,973
Net income per unit                    $     1.10                    $    1.24                                             $   1.35



-----------------------------------

(a) Reflects pro forma adjustments to operations based on historical financial information for the 1995 acquisitions, comprised of 16 properties acquired on various dates from March 1995 through December 1995 plus 1996 acquisitions, comprised of 131 properties acquired on various dates from January 1, 1996 through September 30, 1996.

(b) Reflects pro forma adjustments to operations based on historical financial information for the Grandy's acquisition comprised of 30 properties acquired on December 13, 1996.

(c) Reflects pro forma adjustments to operations based on historical financial information for the Snowstate acquisition comprised of six properties acquired on December 26, 1996.

(d) Reflects pro forma adjustments to operations based on historical financial information for 17 other properties acquired in five separate transactions during the quarter ended December 31, 1996.

(e) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years. There is no depreciation adjustment for the Grandy's transaction as such purchase involved land only.

(f) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

(g) Reflects pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of the distributions on units issued at a pro forma interest rate of 7.5% which represents U.S. Restaurant Properties Master L.P effective interest for the period covered by the above financial statement.


                                                      U.S. RESTAURANT PROPERTIES MASTER L.P.
                                                    PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                         For Year Ended September 30, 1996
                                                                      (Unaudited)
                                                     (In thousands, except for per unit data)


                                                                                 Acquisitions October 1, 1996 to
                                                                                        December 31, 1996
                                                                                 -------------------------------            Pro
                                       Historical  Acquisitions (a)  Adjusted   Grandy's (b)  Snowstate (c)  Other   (d)    Forma
                                       ----------  ----------------  ---------  ------------  -------------  -----------   --------
Total revenues                         $   13,012  $      3,231      $  16,243  $  1,237      $     764      $ 1,121       $ 19,365
Expenses:
  Rent                                      1,446           266          1,712                                                1,712
  Depreciation and amortization             2,593         1,248 (e)      3,841           (e)        251 (e)      237 (e)      4,329
  Taxes, general and administrative         1,607           238 (f)      1,845        96 (f)         69 (f)       73 (f)      2,083
  Interest expense (income), net            1,592           268 (g)      1,860       687 (g)        498 (g)      525 (g)      3,570
                                       ----------  ------------      ---------  --------      ----------     -------       --------
  Total expenses                            7,238         2,020          9,258       783            818          835         11,694
                                       ==========  ============      =========  ========      ==========     =======       ========
Net income                             $    5,774  $      1,211      $   6,985  $    454      $     (54)     $   286       $  7,671
                                       ==========  ============      =========  ========      ==========     =======       ========

Net income allocable to unitholders    $    5,660  $      1,187          6,847  $    445      $     (53)     $   280          7,519
Average number of units outstanding         5,830                        6,973                                                6,973
Net income per unit                    $      .97                    $     .98                                             $   1.07



-----------------------------

(a) Reflects pro forma adjustments to operations for the 1996 acquisitions, comprised of 131 properties acquired on various dates from January 1, 1996 through September 30, 1996.

(b) Reflects pro forma adjustments to operations based on historical financial information for the Grandy's acquisition comprised of 30 properties acquired on December 13, 1996.

(c) Reflects pro forma adjustments to operations based on historical financial information for the Snowstate acquisition comprised of six properties acquired on December 26, 1996.

(d) Reflects the pro forma adjustments to operations based on historical financial information for 17 other properties acquired in five separate transactions during the quarter ended December 31, 1996.

(e) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years. There is no depreciation adjustment for the Grandy's transaction as such purchase involved land only.

(f) Reflects pro forma increase in general and administrative expense attributable to the increase in fees due to the managing general partner. Such increase is comprised of 1% of the contracted purchase price for the respective properties and 25% of the cash flow received with respect to such additional properties in excess of the cash flow representing a 12% rate of return.

(g) Reflects pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of the distributions on units issued at a pro forma interest rate of 7.2% which represents U.S. Restaurant Properties Master L.P effective interest for the period covered by the above financial statement.

                                       8